Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, and Wayne A. Robinson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the attached list that have been filed with the Securities and Exchange Commission by Allianz Life Insurance Company of New York pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURE                        TITLE                                                             DATE
/S/ VINCENT G. VITIELLO          Director, Chairman of the Board, President & Chief Executive      02/08/2006
-----------------------
Vincent G. Vitiello              Officer

/S/ GABBY MATZDORFF              Director and Chief Executive Officer                              02/08/2006
-------------------
Gabby Matzdorff

/S/ STEPHEN BLASKE               Director and Vice President - Actuary                             02/07/2006
------------------
Stephen Blaske

/S/ TYRUS R. CAMPBELL            Director and Treasurer                                            04/26/2006
---------------------
Tyrus R. Campbell

/S/ THOMAS BARTA                 Director                                                          03/16/2007
----------------
Thomas Barta

/S/ SUZANNE PEPIN                Director                                                          04/26/2006
-----------------
Suzanne Pepin

/S/ DENNIS MARION                Director                                                          02/13/2006
-----------------
Dennis Marion

/S/ EUGENE T. WILKINSON          Director                                                          02/07/2006
-----------------------
Eugene T. Wilkinson

/S/ STEPHEN R. HERBERT           Director                                                          04/25/2006
----------------------
Stephen R. Herbert

/S/ JACK F. ROCKETT              Director                                                          04/21/2006
-------------------
Jack F. Rockett

/S/ GARY A. SMITH                Director                                                          04/26/2006
-----------------
Gary A. Smith

/S/ MARTHA CLARK GOSS            Director                                                          02/10/2006
---------------------
Martha Clark Goss

                                                                                                                  Page 1 of 2
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


ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
REGISTERED VARIABLE ANNUITY PRODUCTS
ALLIANZ LIFE OF NY VARIABLE ACCOUNT C                            33 ACT NO.
NY VM II                                                            33-26646
NY VM IV/Advantage                                                 333-19699
NY Opportunity                                                     333-75718
NY Charter II                                                     333-105274
NY High Five                                                      333-124767

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